UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 6, 2022

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 374-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BPMC	Nasdaq Global Select Market

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 30, 2022, in connection with a periodic review of the amended and restated bylaws of Blueprint Medicines Corporation (the “Company”), the Board of Directors (the “Board”) of the Company adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), effective immediately to, among other things,

•	Include new proxy access provisions for qualified stockholders;

•	Address the new Securities and Exchange Commission rules regarding universal proxy cards and certain recent changes to the Delaware General Corporation Law (the “DGCL”); and

•	Expand the exclusive forum provision for matters rising under the Securities Act of 1933, as amended, and the Exchange Act of 1934, as amended (the "Exchange Act") to include all federal district courts rather than specifically designating the United States District Court for the District of Massachusetts.

The Amended and Restated Bylaws, among other things:

•	Add proxy access provisions enabling a stockholder (or a group of up to 20 stockholders) that has held at least 3% of the voting power of the Company’s capital stock for three years or more to include a certain number of director nominees in the Company’s proxy statement. Qualifying stockholders may nominate a number of candidates for director not to exceed the greater of (i) two or (ii) 25% of the number of directors in office as of the last day on which a notice of nomination of a director nominee by a stockholder may be timely delivered pursuant to and in accordance with the Amended and Restated Bylaws.

•	Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act at stockholder meetings, including without limitation, by:

o	Requiring additional disclosures from nominating or proposing stockholders, proposed nominees and other persons associated with nominating or proposing stockholders, including questionnaires and, in the case of a proposed nominee, consent to be named in any proxy statement; and

o	Requiring the nominating or proposing stockholder, or a qualifying representative thereof, to appear at the applicable meeting to present such proposed business or nominee.

•	Address matters relating to Rule 14a-19 under the Exchange Act (the "Universal Proxy Rules") including without limitation:

o	Requiring any nominating stockholder submitting a nomination notice to make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act and provide reasonable evidence that certain requirements of such rule have been satisfied;

o	Providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rule requirements; and

o	Requiring stockholders intending to use the Universal Proxy Rules to notify the Company of any change in such intent within two business days and to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the applicable meeting.

•	Clarify that the number of nominees that a stockholder may nominate shall not exceed the number of directors to be elected at the applicable meeting.

•	Requiring that a nominating stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.

•	Clarify that proxies received for disqualified or withdrawn nominees will be treated as abstentions.

•	Clarify the powers of the chair of a stockholder meeting including to prescribe rules and regulations for the conduct of the meeting.

•	Amend the exclusive forum provision to designate the federal district courts as the exclusive forum for matters rising under the Securities Act of 1933, as amended, and the Exchange Act.

•	Make various other updates, including ministerial and conforming changes and changes to clarify the Company’s ability to conduct meetings by means of remote communication.

The foregoing summary of, and the description of the revisions to, the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is filed hereto as Exhibit 3.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Blueprint Medicines Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: December 6, 2022	By:	/s/ Kathryn Haviland
Kathryn Haviland
Chief Executive Officer